EXHIBIT 99.1

NEWS RELEASE

MORGAN CREEK ANNOUNCES NAME AND SYMBOL CHANGE / EXTENSION TO SHARE EXCHANGE AGREEMENT

DALLAS, TEXAS – PR NEWSWIRE – June 15, 2012 – Morgan Creek Energy Corp. (the “Company”, “Morgan Creek”) (SYMBOL MCKE-OTCBB, M6C1-Frankfurt) announces that effective June 15, 2012, Morgan Creek Energy Corp. (the "Company") effected a name change on the OTC Bulletin Board to TagLikeMe Corp. In connection with this name change, the Company has been assigned the following new CUSIP number and trading symbol:

New CUSIP Number: 87378P105
New Trading Symbol: TAGG

As previously reported, the Board of Directors (the "Board") of the Company, approved the execution of a share exchange agreement dated effective as of May 14, 2012 as fully executed on May 21, 2012 (the "Share Exchange Agreement"), among the Company, Glob Media Works Inc., a private company organized under the laws of the State of Washington ("Glob Media") and the shareholders of Glob Media (the "Glob Media Shareholders"). In accordance with the terms and provisions of the Share Exchange Agreement, the Company will acquire approximately 5,317,033 shares of common stock from the Glob Media Shareholders, which represents all of the issued and outstanding shares of Glob Media, in exchange for the issuance by the Company to the Glob Media Shareholders on a pro rata basis of approximately 9,075,734 shares of its restricted common stock. This will result in Glob Media becoming the wholly-owned subsidiary of the Company. Glob Media is the legal, beneficial and registered owner of certain intellectual property rights for certain software and internet applications.

As at the date of this report, Glob Media on behalf of the Glob Media Shareholders, and the Company have approved an amendment to the Share Exchange Agreement amending the final Closing Date of the transaction from June 15, 2012, to on or before June 30, 2012.

For further information see: www.TagLikeMeCorp.com

Symbol: OTCBB/OTCQB – TAGG;

Frankfurt/Berlin Symbol - M6C1, WKN No.: A0QYTM; ISIN: 61732R 206

Contact North America: Investor Relations
Tel.: 214-800-2851

SAFE HARBOR STATEMENT

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS.  RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY.  OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES.  THERE CAN BE NO ASSURANCE THAT THE COMPANY’S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS.  THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.  ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS.  EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE.  THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.